Joint Filer Information

NAME: GLG Market Neutral Fund

ADDRESS: c/o GLG Partners LP
         1 Curzon Street
         London W1J 5HB
         England

DESIGNATED FILER: GLG Partners LP
----------------

ISSUER AND TICKER SYMBOL: Oscient Pharmaceuticals Corporation (OSCI)
------------------------

DATE OF EVENT REQUIRING STATEMENT: May 21, 2009
---------------------------------

SIGNATURE:

                  By: GLG Partners LP,
                  As its Investment Manager



                  By: /s/ Victoria Parry
                      ----------------------
                  Name:   Victoria Parry
                  Title:  Senior Legal Counsel of GLG Partners LP

                  By: /s/ Emmanuel Roman
                      ----------------------
                  Name:   Emmanuel Roman
                  Title:  Managing Director

                             Joint Filer Information

NAME: GLG Partners Limited

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP
----------------

ISSUER AND TICKER SYMBOL: Oscient Pharmaceuticals Corporation [OSCI]
------------------------

DATE OF EVENT REQUIRING STATEMENT: May 21, 2009
---------------------------------

SIGNATURE:

                   By: /s/ Victoria Parry
                       ----------------------
                   Name:  Victoria Parry
                   Title: Senior Legal Counsel of GLG Partners LP

                   By: /s/ Emmanuel Roman
                       ----------------------
                   Name:  Emmanuel Roman
                   Title: Managing Director

                             Joint Filer Information

NAME: GLG Partners Inc.

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP
----------------

ISSUER AND TICKER SYMBOL: Oscient Pharmaceuticals Corporation [OSCI]
------------------------

DATE OF EVENT REQUIRING STATEMENT: May 21, 2009
---------------------------------

SIGNATURE:


     By: /s/ Alejandro R. San Miguel
         ----------------------------------
         Name:  Alejandro R. San Miguel
         Title: General Counsel and Corporate Secretary